UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2026

LeonaBio, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39503	45-3368487
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18706 North Creek Parkway, Suite 104
Bothell, WA 98011

(Address of principal executive offices, including zip code)

(425) 620-8501

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	LONA	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

In December 2025, as part of a private placement, LeonaBio, Inc. (the “Company”) issued warrants to purchase an aggregate of 23,031,494 shares of its common stock (the “Series A Common Warrants”). The Series A Common Warrants have an exercise price of $6.35 per share.

On September 18, 2026, the Series A Common Warrants became exercisable and will remain exercisable until October 19, 2026, in accordance with the terms and conditions of the Series A Common Warrants. If exercised in full for cash, the Series A Common Warrants would provide the Company with approximately $146.2 million of additional capital.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, including statements regarding the amount of proceeds, if any, the Company may receive upon exercise of the Series A Common Warrants. These forward-looking statements are based on the Company’s current expectations and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely, including that some or all of the Series A Common Warrants may expire unexercised, or may be exercised on a cashless net exercise basis in the event our resale registration statement registering the resale of the shares of common stock issuable upon exercise of the Series A Common Warrants is not then effective, providing less or no cash proceeds to the Company; and the other risks described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date hereof, and the Company undertakes no obligation to update any forward-looking statements, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LeonaBio, Inc.

Date:	September 22, 2026	By:	/s/ Mark Litton
Mark Litton
President and Chief Executive Officer